PLEDGE SECURITY AGREEMENT

         PLEDGE SECURITY AGREEMENT, dated June 30, 1999, made by DIPLOMAT DIRECT MARKETING CORPORATION, a Delaware corporation having its principal office and place of business at 414 Alfred Avenue, Teaneck N.J. 07666 (the "Borrower"), RUBIN FAMILY IRREVOCABLE STOCK TRUST, having an address at 25 Highland Boulevard, Dix Hills, N.Y. 11746 (the "Pledgor"), and TADEO E-COMMERCE CORP., a Delaware corporation, having an office at 5 Hanover Square, New York, NY 10004 ("Lender").

                              W I T N E S S E T H:

         Borrower is the issuer of 10,000 shares of Series G Preferred Stock, $.01 par value (the "Preferred Stock"), to Lender pursuant to a Securities Purchase Agreement, dated as of June __, 1999, between Lender and Borrower (the "Securities Agreement"); and

         WHEREAS, it is a condition to Lender's obligations under the Securities Agreement that Pledgor pledge certain collateral to Lender, in form and amount satisfactory to Lender, as security for Borrower's obligations with respect to the shares of Preferred Stock sold to Lender under the Securities Agreement, including but not limited to obligations for redemption and payment of cumulative dividends, which obligations are specified under the terms of the Securities Agreement and the Certificate of Designation, as filed with the Secretary of State of Delaware, which creates the Preferred Stock (the "Certificate"); and

         WHEREAS, Pledgor is a principal stockholder of Borrower and the legal and beneficial owner of the Collateral described in Section 1 and Exhibit A hereof, and, to induce Lender to purchase the Preferred Stock from Borrower pursuant to the Securities Agreement, Pledgor desires to pledge the Collateral to Lender;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrower and Pledgor hereby agree with Lender as follows:

         1.       DEFINITIONS.

                  (a) "Debt" means all debts, liabilities and obligations of Borrower to Lender (or to Lender's successor(s) as a holder of the Preferred Stock) pursuant to and under the Securities Agreement and pursuant to the Certificate with respect to the Preferred Stock, and all amendments to either, and any extensions and renewals thereof or of a part thereof, together with interest, fees, charges, expenses and costs of collection (including reasonable attorneys' fees).

                  (b) "Collateral" means all securities specifically described on Exhibit A, together with any substitutions or replacements thereto and all securities which are added thereto as a result of a stock split or similar event with respect to the collateral (including, without limitation, any stock dividend or distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of any Collateral, or otherwise, and all proceeds thereof. Exhibit A hereto will be deemed to be amended automatically and immediately upon the addition, substitution or replacement of the securities listed on Exhibit A and upon such events, Pledgor shall promptly deliver all substitute, replacement or additional securities to Lender as additional Collateral hereunder.

         2.       GRANT OF SECURITY INTEREST AND PLEDGE.

                  (a) Pledgor hereby grants to Lender a first priority security interest in and lien upon the Collateral as security for the Debt and all costs, expenses and attorneys' fees incurred by Lender in collecting the Debt or enforcing the Loan Agreement and the Note.

                  (b) Concurrently with the execution of this Pledge Security Agreement, Pledgor shall deliver to the Lender, all certificates representing the Collateral and, if the Collateral is uncertificated, shall sign one or more financing statements evidencing the pledge of such Collateral to the Lender. Notwithstanding any contrary provision or inference herein or elsewhere, Lender shall have no right to vote the Collateral (if applicable) at any time unless and until an Event of Default has occurred. The security interest in and lien upon the Collateral granted to Lender hereunder shall attach upon delivery of the Collateral to the Lender. Lender shall have, in addition to the rights and remedies described in this Pledge Security Agreement, all the rights and remedies of a secured party under the New York Uniform Commercial Code. Pledgor irrevocably appoints Lender as its lawful attorney and agent on Pledgor's behalf to execute any UCC-1 financing statements or UCC-3 amendments, to file such documents signed by Lender alone in any appropriate public office, and to register a pledge of any of the Collateral with any issuer of the Collateral.

                  (c) If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any securities or any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of any Collateral, or otherwise, then Pledgor agrees to accept the same as Lender's agent and to hold the same in trust on behalf of and for the benefit of Lender and to deliver the same forthwith to the Lender in the exact form received, with the endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Debt. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any issuer of securities constituting Collateral shall be paid over to the Lender to be held by it in trust as additional collateral security for the Debts; and in case any distributions of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of securities constituting Collateral or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Lender to be held by it as additional collateral security for the Debt. All sums of money and property so paid or distributed in respect of the Collateral which are received by Pledgor shall, until paid or delivered to the Lender, be held by Pledgor in trust as additional collateral security for the Debt.

                  (d) Pledgor will not sell, transfer, pledge, exchange, assign or otherwise dispose of or encumber the Collateral, or any interest therein or any proceeds thereof, whether by operation of law or otherwise.

                  (e) This Agreement is in addition to and without limitation of any right of Lender under the Securities Agreement, the Certificate, or any other agreement, security agreement, mortgage or guaranty granted by the Borrower or Pledgor to Lender. This Agreement is absolute and without any conditions. Lender can enforce its rights in the Collateral immediately upon an Event of Default without having first to attempt any collection from Borrower or Pledgor.

                  (f) This Pledge Agreement and the obligations hereunder are non-recourse against the Pledgor.

         3.       REPRESENTATIONS AND WARRANTIES.

         Pledgor represents and warrants to Lender as follows:

                  (a) Pledgor owns and holds the Collateral free from any security interest, lien, encumbrance or restriction whatsoever. No one (other than Lender by reason of this Pledge Security Agreement) has any right, title, claim or interest of any kind or nature in or to the Collateral.

                  (b) The security interest herein conferred upon Lender constitutes the first and paramount lien upon all the Collateral.

                  (c) The securities which constitute the Collateral are fully paid and non-assessable.

                  (d) The delivery of the Collateral to the Lender by Pledgor under the terms of this Pledge Security Agreement and the compliance by Pledgor with the other terms of this Pledge Security Agreement will not require the consent of any governmental or regulatory authority or violate any provision of or result in default under any other agreement to which Pledgor is a party or to which its properties and assets are subject. Pledgor represents and warrants that it is duly authorized to enter into this Pledge Security Agreement and the transactions contemplated hereunder and that the person(s) signing this Pledge Security Agreement on behalf of Pledgor is duly authorized to act on its behalf.

                  Each delivery of additional Collateral and each delivery of Collateral for substitution hereunder shall, in and of itself, constitute a reaffirmation by Pledgor of the representations and warranties set forth above.

         4.       EVENTS OF DEFAULT AND REMEDIES.

                  (a) Each of the following shall constitute an Event of Default under this Pledge Security Agreement:

                      1. An event occurs which constitutes an Event of Default under the Securities Agreement and/or the Certificate;

                      2. The perfection of the security interest granted Lender in the Collateral is impaired or is about to become impaired; or

                      3. Borrower and/or Pledgor fails to perform any term, condition or covenant of this Agreement, or any representation or warranty made by Pledgor and/or Borrower in this Agreement, or by Borrower in the Securities Agreement and/or the Certificate, or in connection therewith is determined to be false.

                  (b) Upon the occurrence of one or more of the foregoing Events of Default, Lender may liquidate so much of the Collateral as is required to pay the Debt and the costs, expenses and fees described in 2(a) hereof.

         Upon the occurrence of an Event of Default, without limiting any other right or remedy of Lender which may be available at law or in equity, Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, at public or private sale or sales, at any exchange, brokers' board or elsewhere upon such terms and conditions as Lender may deem advisable. Lender or its agent shall pay over the net proceeds of any such collection, receipt, appropriation, realization or sale, after deduction of all reasonable costs and expenses of every kind incurred therein or in any way relating to the rights of Lender hereunder, including reasonable attorneys' fees and legal expenses, to Lender for application by Lender to the payment, in whole or in part, of the Debt, Borrower remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Lender of any other amount required by any provision of law need Lender account for the surplus, if any, to Pledgor. Pledgor agrees that Lender need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to Pledgor if it has signed after an Event of Default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to Lender in this Agreement, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York.

         5.       DURATION AND WAIVERS.

         Irrespective of any action, omission or course of dealing whatever by Lender, this Pledge Security Agreement shall remain in full effect until the Debt to Lender shall have been paid in full. Without limiting the generality of the foregoing, Pledgor and Borrower (a) agree that Lender shall have no duty to make any presentment or collection or to preserve any right of any kind with reference to the Collateral, (b) agree that Lender shall at all times have the right to grant any indulgence to Borrower and to deal in any other manner with Borrower including (without limitation) the granting of any extension or renewal, the increase or decrease of any rate of interest, the forbearance from exercising any right, power or privilege, including (without limitation) any right to demand security, the release of any security or of any obligor, the effecting of any other release, compromise or settlement, the forbearance from proceeding against any security or obligor, the substitution of security (even if of a different character or value), and (c) waive presentment, demand, protest or notice of protest or nonpayment of the Debt to Lender or any part thereof or of the Collateral or any part thereof, waive notice of any default by Borrower, waive notice of any act, omission, or course of dealing by Lender and waive any other notice to which Pledgor or Borrower might be entitled but for the within waiver.

         6.       PAYMENT OF DEBT.

         Upon payment in full and cancellation of the debt secured hereby, Lender shall, upon the request of Pledgor, promptly release the Collateral to the Pledgor.

         7. INTEREST AND INCOME FROM THE COLLATERAL.

         Lender shall have no right to any interest or income paid or payable on the Collateral and all such interest or income shall be the property of and owned by Pledgor, unless and until an Event of Default has occurred.

         8. DISPOSITION OF COLLATERAL. Pledgor recognizes that Lender may be unable to effect a public sale of any or all the Collateral by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or sale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.

         9.       NOTICES.

         All notices, statements, requests and demands given to or made upon Lender, Borrower, or Pledgor in accordance with the provisions of this Pledge Security Agreement shall be deemed to have been given or made when deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, charges prepaid, addressed as follows:

         If to Pledgor:

                  Rubin Family Irrevocable Stock Trust
                  25 Highland Boulevard
                  Dix Hills, New York 11746
                  Attn:  Marjorie Rubin, Co-Trustee

         If to Lender:

                  Tadeo E-Commerce Corp.
                  5 Hanover Square
                  New York, NY  10004
                  Attn:  Damon Testaverde, President

         If to Borrower:

                  Diplomat Direct Marketing Corporation
                  414 Alfred Avenue
                  Teaneck, New Jersey  07666
                  Attn:  Warren Golden, President

or such other person, firm, officer, or address as any party shall for itself from time to time designate by written notice to the other parties hereto, provided, however, that notices may be given by telex, telecopier, courier service, telephone, personal delivery or otherwise, effective the date of such communication; provided that notices given by such means of communication are confirmed by mail as aforesaid postmarked within one business day after such other form of communication. All notices mailed hereunder in the manner required by this paragraph shall be effective when delivered.

         10.      GENERAL PROVISIONS.

         Each right, power or privilege specified or referred to in this Pledge Security Agreement is in addition to any other rights, powers and privileges that Lender may otherwise have or acquire by operation of law, by other contract or otherwise. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power or privilege by Lender shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof, as each right, power or privilege may be exercised by Lender either independently or concurrently with other rights, powers and privileges as often and in such order as Lender may deem expedient. No waiver or consent granted by any party in respect of this Pledge Security Agreement shall be binding upon that party unless specifically granted in writing, which writing shall be strictly construed. This Pledge Security Agreement shall not be altered or modified except by a written agreement executed by the party(ies) to be charged by such amendment. This Pledge Security Agreement shall bind Pledgor, Borrower, Lender and their respective successors and assigns. The provisions of this Pledge Security Agreement, and the respective rights and duties of Borrower, Pledgor and Lender hereunder shall be governed by and construed in accordance with the laws of the State of New York.

         11. FURTHER ASSURANCES. Pledgor agrees that at any time and from time to time upon the written request of Lender, Pledgor and/or Borrower will execute and deliver such financing statements, assignments and further documents and do such further acts and things as Lender may reasonably request in order to establish, perfect and maintain a valid security interest in the Collateral as security for the Debt and to effect the purposes of this Agreement.

         IN WITNESS WHEREOF, Pledgor, Borrower and Lender have executed this Pledge Security Agreement as of the date first above written.

                                            PLEDGOR:

                                            RUBIN FAMILY IRREVOCABLE STOCK TRUST

                                            By: /S/ MAJORIE RUBIN

                                                Marjorie Rubin, Trustee

                                            By: /S/ ROBERT SCHULMAN

                                               Robert Schulman, Trustee

AGREED AND ACCEPTED:

LENDER:                                     BORROWER:

TADEO E-COMMERCE CORP.                      DIPLOMAT DIRECT MARKETING
                                            CORPORATION

By: /S/ DAMON TESTAVERDE                    By: /S/ WARREN GOLDEN

     Name:    Damon Testaverde                  Warren Golden, President
     Title:   President

                                    EXHIBIT A

IDENTIFICATION OF COLLATERAL:

                                                          NUMBER OF SHARES
            NAME OF COMPANY                                OF COMMON STOCK

          TADEO HOLDINGS, INC.                                 300,000